UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 3, 2011

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

1000 Riverside Avenue, Suite 800
Jacksonville, Florida 32204
(Address of Principal Executive Offices)

(904) 354-2482
(Registrant's Telephone Number, Including Area Code)

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On February 3, 2011, FPIC Insurance Group, Inc. issued a press release regarding the first year's performance of Advocate, MD Financial Group Inc. (“Advocate, MD”) under the Earnout Agreement executed in November 2009 in connection with the acquisition of Advocate, MD. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits
Exhibit Number	Description
99.1	FPIC Insurance Group, Inc. Press Release dated February 3, 2011

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPIC Insurance Group, Inc.

February 3, 2011	By:	/s/ Charles Divita, III
Charles Divita, III Chief Financial Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description
99.1	FPIC Insurance Group, Inc. Press Release dated February 3, 2011